Supplement dated March 14, 2024

To the Prospectuses Dated

May 1, 2006	Merrill Lynch Retirement Power	May 1, 2004	Merrill Lynch Retirement Optimizer
May 1, 2014 Merrill Lynch Investor Choice Annuity (Investor Series)

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

And

To the Prospectuses Dated

May 1, 2004	Merrill Lynch Retirement Power	May 1, 2004	Merrill Lynch Retirement Optimizer
May 1, 2014	Merrill Lynch Investor Choice Annuity (Investor Series)	May 1, 2008	Merrill Lynch Retirement Plus

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

Effective on or about May 1, 2024 (the “Merger Date”), based on changes to the underlying fund portfolios, a fund reorganization will apply to the following portfolio companies:

EXISTING TRUST NAME American Century Variable Portfolios, Inc.	ACQUIRING TRUST NAME Lincoln Financial Variable Insurance Products Trust
EXISTING PORFOLIO NAME	ACQUIRING PORTFOLIO NAME

American Century VP Ultra Fund*	LVIP American Century Ultra Fund

Effective as of the Merger Date, the following portfolio company option will become generally available to Contract owners:

TRUST	Lincoln Financial Variable Insurance Products Trust
ADVISOR/SUBADVISOR	Lincoln Investment Advisors Corporation. Subadvised by American Century Investment Management, Inc.
PORTFOLIO	LVIP American Century Ultra Fund

* American Century VP Ultra Fund and the Acquiring Portfolio, LVIP American Century Ultra Fund, are closed to new investors in the Merrill Lynch Investor Choice Annuity (Investor Series). If you decide to transfer out of this Acquiring Portfolio, you will not be able to re-invest in it at a later date.

We have been informed that as of the Merger Date, the Existing Portfolio referenced above will merge into the corresponding Acquiring Portfolio. If you would like to transfer out of the Existing or Acquiring Portfolio prior to or within 30 days after the Merger Date, you may transfer your policy value to any of the portfolio company options listed in your Prospectus. You will not be charged for transfers made due to the merger and this reallocation also will not count against the number of free transfers that you receive each policy year.

As of the start of business on the Merger Date, any automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Portfolio will be directed to the Money Market Subaccount.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.